UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 17, 2006
PERMIAN BASIN ROYALTY TRUST
(Exact name of Registrant as specified in its charter)

Texas	1-8033	75-6280532
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Trust Division Royalty Trust Group Bank of America, N.A. 901 Main Street, 17th Floor Dallas, Texas (Address of principal executive offices)		75202 (Zip Code)
Registrant’s Telephone Number, including area code: (214) 209-2400
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations And Financial Condition.
     On February 17, 2006, the Registrant issued a press release announcing its monthly cash distribution to unitholders of record on February 28, 2006. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     This Report on Form 8-K is being furnished pursuant to Item 2.02, Results of Operations and Financial Condition. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

99.1 Press Release dated February 17, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PERMIAN BASIN ROYALTY TRUST By: BANK OF AMERICA, N.A., TRUSTEE FOR PERMIAN BASIN ROYALTY TRUST
By:	/s/ RON E. HOOPER
Ron E. Hooper
Senior Vice President, Royalty Management

Date: February 17, 2006

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated February 17, 2006.